                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     January 13, 1995  (December 31, 1994)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

            TENNESSEE                                      0-10160                             62-0859007
- -------------------------------------            -----------------------------         -------------------------
      (State of incorporation)                           (Commission                        (I.R.S. Employer
                                                         File Number)                      Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000
                                                           --------------

                                Not Applicable
        ------------------------------------------------------------
        (Former name or former address, if changed since last report).

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Union Planters Corporation (the Corporation) consummated the acquisition of Grenada Sunburst System Corporation (GSSC) on December 31, 1994. Prior to its acquisition and merger with and into the Corporation, GSSC was a multi-bank holding company headquartered in Mississippi with approximately $2.5 billion of total assets. The two major commercial banking subsidiaries of GSSC were Sunburst Bank, Mississippi and Sunburst Bank, Louisiana, with total assets of approximately $2.0 billion and $500 million, respectively. Both are now wholly-owned subsidiaries of the Corporation. Reference is made to the Corporation's Quarterly Report on Form 10-Q dated September 30, 1994 and the Corporation's Current Reports on Form 8-K dated July 1, 1994, July 26, 1994, August 19, 1994, and September 28, 1994 for additional information regarding this acquisition.

     In determining the amount of consideration paid in the transaction, the Corporation took into account the factors described in the subsections headed "Reasons and Recommendations of UPC Board of Directors" and "Fairness Opinion of Stifel Nicolaus" found on pages 42 through 48 of the Joint Proxy Statement/Prospectus dated November 10, 1994 included in the Corporation's Registration Statement on Form S-4 (Registration No. 33-56269) which disclosure is incorporated by reference as part of this Report.

     The merger of the Corporation and GSSC was consummated by the Corporation issuing 1.4530 shares of its $5 par value Common Stock for each outstanding share of GSSC. The total number of shares of Union Planters Corporation's $5 par value Common Stock issued in the transaction was 13,776,357. (Approximate value of the transaction is $288 million based on the December 31, 1994 stock price of $20.88). The acquisition of GSSC was approved by a majority of the shareholders of both the Corporation and GSSC.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  Financial Statements of Business Acquired                                                 PAGE
     -----------------------------------------                                               --------
          (1)       Grenada Sunburst System Corporation and Subsidiaries
                    Audited Consolidated Financial Statements as of and for
                    the three years ended December 31, 1993 required by this item are incorporated herein by reference to Exhibit 99(a) of
                    Union Planters Corporation's Current Report on Form 8-K
                    dated July 26, 1994

          (2)       Grenada Sunburst System and Subsidiaries Unaudited Interim
                    Consolidated Financial Statements as of and for the Three and Nine Months ended September 30, 1994

                    a)    Consolidated Balance Sheets as of September 30, 1994,
                          December 31, 1993, and September 30, 1993                             1

                    b)    Consolidated Statements of Income, Quarters and
                          Nine Months ended September 30, 1994 and 1993                         2

                    c)    Consolidated Statements of Changes in Stockholders'
                          Equity, Nine Months ended September 30, 1994 and 1993                 3

                    d)    Consolidated Statements of Cash Flows, Nine Months
                          ended September 30, 1994 and 1993                                     4

                    e)    Notes to Consolidated Financial Statements                            5

(b)       Pro Forma Financial Information

          Certain information required for the preparation of the pro forma financial information required by this item is not yet available. It is, accordingly, impracticable to provide said pro forma financial information at the time this report on Form 8-K is filed. It is expected that the pro forma financial information will be available and filed prior to January 31, 1995.

(c)       Exhibits

          (1) Plan of acquisition, reorganization, arrangement, liquidation, or succession

              Agreement and Plan of Reorganization dated as of July 1, 1994 between Union Planters Corporation, GSSC Acquisition Company, Inc., Grenada Sunburst System Corporation, Sunburst Bank, Mississippi, and Sunburst Bank, Louisiana is incorporated herein by reference to Exhibit 2(a) of Union Planters Corporation's Current Report on Form 8-K dated July 26, 1994.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                Union Planters Corporation
                                               --------------------------------
                                                       Registrant



Date:    January 13, 1995                      /s/  M. Kirk Walters
       --------------------                    --------------------------------
                                                    M. Kirk Walters
                                               Senior Vice President, Treasurer
                                                 and Chief Accounting Officer

            ITEM 7(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Grenada Sunburst System Corporation and Subsidiaries Unaudited
Consolidated Financial Statements as of and for the three and nine months ended September 30, 1994.

                             FINANCIAL INFORMATION
              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)

                                              Sept. 30,   Dec.31,   Sept. 30,
                                                 1994       1993       1993
ASSETS                                       ---------  ---------  ---------
Cash and demand balances with banks         $  142,683    133,889    128,968
Interest bearing deposits with banks             1,126         28         28
Securities available for sale                  119,000    120,101    119,638
Investment securities (Market value of
 approximately $277,620, $301,240
 and $302,908)                                 274,611    287,945    288,855
Mortgage-backed securities (Market
 value of approximately $177,183,
 $170,815 and $187,313)                        182,150    167,532    177,612
Mortgages held for resale                       25,079     73,956     55,088
Federal funds sold and securities
 purchased under agreements to resell                0     25,000     23,000
Loans                                        1,704,820  1,569,547  1,539,531
  Less:  Unearned income                         9,055      9,007      8,823
         Allowance for credit losses            32,898     32,749     32,142
                                            ----------  --------- ----------
      Net loans                              1,662,867  1,527,791  1,498,566
Premises and equipment, net                     49,763     48,738     48,293
Other real estate                                3,795      5,185      6,590
Accrued interest receivable                     20,522     18,262     18,115
Other assets                                    29,299     27,771     29,047
                                             --------- ----------  ---------
Total Assets                                $2,510,895  2,436,198  2,393,800
                                             ========= ==========  =========

LIABILITIES
Deposits
  Demand:
    Non-interest bearing                    $  412,935    419,641    371,463
    Interest bearing                           657,021    607,472    604,560
  Savings                                      166,120    165,814    163,456
  Time, $100,000 and over                      217,731    247,538    260,760
  Other time                                   768,567    759,342    764,186
                                             ---------  ---------  ---------
      Total deposits                         2,222,374  2,199,807  2,164,425

Federal funds purchased and securities
 sold under agreements to repurchase            54,223     30,542     25,256
Other borrowed funds                            24,355     12,941     13,116
Accrued interest payable                         9,360      8,939      8,064
Other liabilities                               11,840      9,897     13,589
                                             ---------  ---------  ---------
     Total Liabilities                       2,322,152  2,262,126  2,224,450

STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 15,000,000
 authorized, 9,492,975 shares issued at
 September 30, 1994, December 31, 1993 and
 September 30, 1993                              9,493      9,493      9,493
Paid in capital                                 31,842     31,842     31,842
Net unrealized loss-securities
 available for sale                               (620)       (75)       (14)
Retained earnings                              148,028    132,812    128,029
                                              --------   --------   --------
    Total Stockholders' Equity                 188,743    174,072    169,350
                                              --------   --------   --------
Commitments and contingent liabilities
Total Liabilities and Stockholders' Equity  $2,510,895  2,436,198  2,393,800
                                             =========  =========  =========

The accompanying notes are an integral part of the consolidated financial statements.

              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)
                                  (Unaudited)

                                       Quarter Ended       Nine Months Ended
                                      ---------------------------------------
                                      Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                         1994    1993        1994      1993
                                       -------- -------   --------  ---------
INTEREST INCOME
Loans including fees                   $ 36,523  31,785    102,573    90,340
Deposits with banks                          11       0         22       108
Mortgages held for resale                   595   1,077      2,355     2,954
Federal funds sold and securities
 purchased under agreements to resell        43     141        306       417
Securities:
 Taxable                                  6,296   6,827     18,702    21,147
 Exempt from federal taxes                1,210   1,261      3,748     4,069
 Dividends                                  461     337      1,324     1,159
                                        ------- -------    -------   -------
      Total Interest Income              45,139  41,428    129,030   120,194

INTEREST EXPENSE
Deposits:
 Demand                                   4,037   3,588     11,275    10,473
 Time, $100,000 and over                  2,115   2,025      6,204     5,763
 Other time and savings                   9,363   9,321     26,962    27,870
Federal funds purchased and securities
 sold under agreements to repurchase        353     260        876       728
Other borrowed funds                        446     254      1,130       636
                                        ------- -------    -------   -------
      Total Interest Expense             16,314  15,448     46,447    45,470
                                        ------- -------    -------   -------
Net interest income                      28,825  25,980     82,583    74,724
Provision for credit losses                 990   1,560      2,765     5,500
                                        ------- -------    -------   -------
Net interest income after
 provision for credit losses             27,835  24,420     79,818    69,224

NON-INTEREST INCOME
Service charges on deposit accounts       4,400   4,509     12,994    12,734
Other service charges,
 commissions, and fees                    2,705   2,827      7,951     7,855
Investment securities, net                  (44)    171       (145)     (131)
Fees from fiduciary activities              515     450      1,511     1,464
Other                                        90     403        440     1,030
                                        ------- -------    -------   -------
Total Non-Interest Income                 7,666   8,360     22,751    22,952

NON-INTEREST EXPENSE
Salaries                                 10,872  10,944     32,424    30,371
Employee benefits                         2,077   1,940      6,439     5,731
Net occupancy expense                     1,920   1,893      5,535     5,208
Furniture and equipment expense           1,985   1,771      5,875     5,359
FDIC deposit insurance expense            1,231   1,219      3,656     3,573
Other                                     6,201   5,122     18,452    16,013
                                        ------- -------    -------   -------
Total Non-Interest Expense               24,286  22,889     72,381    66,255
                                        ------- -------    -------   -------
Income before income taxes and
 cumulative effect of a change
 in accounting principle                 11,215   9,891     30,188    25,921
Income taxes                              3,475   3,171      9,297     7,984
                                        ------- -------    -------   -------
Income before cumulative effect of
 a change in accounting principle         7,740   6,720     20,891    17,937
Cumulative effect on prior years of
 a change to a different method of
 accounting for income taxes                  0       0          0       781
                                        ------- -------    -------   -------
Net Income                             $  7,740   6,720     20,891    18,718
                                        ======= =======    =======   =======

EARNINGS PER SHARE:
 Income before cumulative effect
  of a change in accounting principle     $0.82    0.71       2.20       1.91
 Cumulative effect of a change
  in accounting principle                  0.00    0.00       0.00       0.08
 Net Income                                0.82    0.71       2.20       1.99
DIVIDENDS PER SHARE                        0.20    0.20       0.60       0.52

The accompanying notes are an integral part of the consolidated financial statements.

              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                                 (In thousands)


                                                 Net
                              Common  Paid in  Unrealized Retained
                               Stock  Capital    Loss     Earnings   Total
                              ------- -------- ---------  --------- -------
Balances January 1, 1993       $9,047   22,953     (459)   114,197  145,738
 Net income                                                 18,718   18,718
 Net unrealized gain on
  securities available
  for sale, net of tax                              445                 445
 Cash dividend declared                                     (4,936)  (4,936)
 Stock issued in exchange
  for net assets of Eastover
  Bank for Savings                439    8,734                        9,173
 Stock issued under
  compensation plan                 7      155                          162
 Unearned compensation                                          50       50
                               ------   ------   ------    -------  -------
Balances September 30, 1993    $9,493   31,842     (14)    128,029  169,350
                               ======   ======   ======    =======  =======

Balances January 1, 1994       $9,493   31,842     (75)    132,812  174,072
 Net income                                                 20,891   20,891
 Net unrealized loss on
  securities available
  for sale, net of tax                            (545)                (545)
 Cash dividend declared                                     (5,696)  (5,696)
 Unearned compensation                                          21       21
                               ------   ------   ------    -------  -------
Balances September 30, 1994    $9,493   31,842    (620)    148,028  188,743
                               ======   ======   ======    =======  =======


The accompanying notes are an integral part of the consolidated financial statements.

             GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                (In thousands)
                                 (Unaudited)

                                                            1994       1993
                                                          --------   -------
Net cash flows from operating activities:
Net income                                                $20,891     18,718
Adjustments to reconcile net income
 to net cash provided by operating activities:
  Amortization of goodwill and intangible assets            1,312        801
  Depreciation and amortization of premises and equipment   3,859      3,671
  Net accretion of investment securities                     (364)      (974)
  Provision for possible credit losses                      2,765      5,500
  Net decrease in mortgages held for resale                48,877      7,984
  Other real estate provision                                 363        774
  Gains on sales of other real estate                        (209)      (303)
  (Gains) losses from sales of premises and equipment         (67)        98
  (Increase) decrease in interest receivable               (2,260)     1,304
  Increase (decrease) in interest payable                     421     (1,513)
  Losses on sales of securities, net                          146        131
  Other, net                                                 (875)    (5,322)
                                                          -------     ------
     Net cash provided by operating activities             74,859     30,869

Cash flows from investing activities:
Net (increase) decrease in interest-bearing
 deposits with banks                                       (1,098)    20,002
Net (increase) decrease in federal funds sold and
 securities purchased under agreements to resell           25,000    (23,000)
Purchases of securities available for sale                (42,889)         0
Principal prepayments on securities available for sale     55,651          0
Purchases of securities held to maturity                  (60,600)   (72,370)
Maturities of securities held to maturity                  52,850     77,037
Principal prepayments on securities held to maturity        9,538      6,171
Purchases of mortgage-backed securities held to maturity  (73,609)   (70,621)
Sales of mortgage-backed securities                             0     16,749
Principal prepayments of mortgage-backed securities        58,549     81,400
Net increase in loans                                    (138,870)   (86,961)
Net increase in premises and equipment                     (4,969)    (2,775)
Proceeds from sale of premises and equipment                  196        141
Proceeds from sales of other real estate                    2,220      4,107
Net cash received from Eastover acquisition                     0     35,922
                                                         --------   --------
      Net cash used by investing activities              (118,031)   (14,198)
Cash flows from financing activities:
Net increase in demand and savings accounts                43,149     48,578
Net decrease in other deposits                            (20,582)   (56,933)
Net increase (decrease) in federal funds purchased
 and securities sold under agreements to repurchase        23,681       (408)
Net increase (decrease) in other borrowed money            11,414       (801)
Cash dividends paid                                        (5,696)    (4,936)
                                                         --------   --------
   Net cash provided by financing activities               51,966    (14,500)
                                                         --------   --------
Net increase in cash and due from banks                     8,794      2,171
Cash and due from banks at the beginning of the period    133,889    126,797
                                                         --------   --------
Cash and due from banks at the end of the period         $142,683    128,968
                                                         ========   ========

Unrealized (loss) on securities
  available for sale                                     $   (545)       445
Securities transferred to the available
  for sale category from the held to
  maturity category                                        12,266          0

The accompanying notes are an integral part of the consolidated financial statements.

                     GRENADA SUNBURST SYSTEM CORPORATION
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
            For the Nine Months Ended September 30, 1994 and 1993
                                 (Unaudited)


1. The accompanying unaudited consolidated financial statements have been prepared in accordance with the accounting policies in effect as of December 31, 1993, as set forth in the annual consolidated financial statements of Grenada Sunburst System Corporation and subsidiaries ("GSSC", or the "Company"). In the opinion of management, all adjustments necessary for a fair presentation of the condensed consolidated financial statements have been included and are of a normal recurring nature.

2. The results of operations for the nine-month period ended September 30, 1994 are not necessarily indicative of the results to be expected for the full year.

3. Per share data is based on weighted average shares of common stock outstanding of 9,492,975 for the quarter and nine months ended September 30, 1994 and for the quarter ended September 30, 1993. Per share data is based on weighted average common shares outstanding of 9,396,904 for the nine months ended September 30, 1993. The Company had outstanding 14,478 options on common stock at September 30, 1994 and 1993. Each option entitles the holder to purchase one share of the Company's common stock at an exercise price of $22.375. Generally, these options are exercisable beginning in 1995. The weighted average number of shares outstanding at September 30, 1994 and 1993 adjusted for the assumed exercise of all outstanding stock options using the treasury stock method would be 9,497,831 and 9,397,790, respectively for the calculation of primary earnings per share and 9,497,636 and 9,397,742, respectively for the calculation of fully diluted earnings per share. The assumed exercise of these options would have a less than one-half of $.01 dilution of earnings per share.

4. On July 1, 1994 a definitive agreement was entered into between Union Planters Corporation (UPC) and GSSC in which UPC will acquire all of the outstanding stock of GSSC in a transaction valued at approximately $305 million based on UPC's November 8, 1994 closing stock price of $22.125.
Under the terms of the definitive agreement, UPC will exchange 1.4530 shares of UPC common stock for each common share of GSSC. The acquisition, which is to be accounted for as a pooling of interests, is expected to be completed by year-end 1994, pending approval by both companies' shareholders and the completion of other closing conditions.

       Effective March 1, 1993, GSSC, through its wholly owned Mississippi banking subsidiary, Sunburst Bank, acquired selected net assets of Eastover Bank for Savings ("Eastover") in a transaction accounted for as a purchase. Had the acquisition occurred on January 1, 1993, for the nine months ended September 30, 1993, net interest income for the Company would have increased by approximately $3,140,000, net income would have increased by approximately $897,000, and earnings per share would have increased by approximately $.08 per share.

5. Effective January 1, 1994, GSSC adopted Financial Accounting Standards Board ("FASB") SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." This statement requires investments to be classified in three categories and to be accounted for as follows: (i) debt securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost; (ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings; and
(iii) debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses excluded from earnings and reported as an addition to or a deduction from stockholders' equity.